UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 APRIL 29, 2005


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


                   NEBRASKA                 001-31924          84-0748903
         (State or other jurisdiction      (Commission      (I.R.S. Employer
              of incorporation)           File Number)    Identification No.)

--------------------------------------------------------------------------------
                         121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                             68508
                (Address of principal executive offices)              (Zip Code)
Registrant's telephone number, including area code (402) 458-2370
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

               On April 29, 2005, Nelnet, Inc. issued a press release with respect to its earnings for the quarter ended March 31, 2005.

Item 9.01.  Financial Statements and Exhibits.

               A copy of the press release is attached as Exhibit 99.1 to this Current Report. Additional information for the quarter ended March 31, 2005, which is available on the Registrant's website at www.nelnet.net, is furnished as Exhibit 99.2.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 29, 2005

                                      NELNET, INC.




                                      By:     /s/ Terry J. Heimes
                                           -------------------------------------
                                           Name:    Terry J. Heimes
                                           Title:   Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

99.1 Press Release dated April 29, 2005 - "Nelnet reports student loan assets grow 30 percent; first-quarter 2005 earnings strong"

 99.2            Additional Information Available on the Registrant's Website